Exhibit 99.1

INTERACTIVE STRENGTH INC.

Interactive Strength Inc. (Nasdaq: TRNR) Reports Fourth Quarter & Year-End 2024 Results

Company Delivers Quarterly Revenue of $2.4 Million as Projected or $5.4 Million

for full-year 2024

Quarterly Net Loss and Earnings per Diluted Share of $5.8 Million and $7.26

Quarterly Adjusted EBITDA Loss of $1.9 Million Reflects 42% Improvement

YOY and 19% Sequentially

Stockholders’ Equity Was $7.1 Million at Year End

Pending Acquisitions Remain on Track; TRNR Expects More

than $50M in 2025 Pro Forma Revenue

Austin, Texas - March 31, 2025 - Interactive Strength Inc. (Nasdaq: TRNR) (“TRNR” or the “Company”), maker of innovative specialty fitness equipment under the CLMBR and FORME brands, today announced its financial results for the fourth quarter and full-year of 2024.

The Company delivered on its projected quarterly revenue guidance of $2.4 Million - $5.4 million for the full-year - incurring a net quarterly loss of $5.8 million, or $7.26 per diluted share, compared to a loss of $11.4 million and $3,214.88 per share in the same period in 2023.

Quarterly adjusted EBITDA, a non-GAAP financial measure, was a loss of $1.9 million, which reflects improved operational performance and represents the highest quarterly revenue to date. For more information regarding the non-GAAP financial measures discussed in this press release, please see “Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Trent Ward, CEO and Co-Founder of TRNR, said: “2024 ended on a high note with revenues growing as projected and losses shrinking - laying a strong foundation for execution against our acquisition strategy in 2025. We continued to improve our balance sheet and stockholders’ equity, further stabilizing our listing. We also kept building our international distribution and sales network, driving organic revenue growth during the quarter. We will provide additional color on our strategy and performance in our second quarterly shareholder letter, which will be posted on our investor website, as well as our 10-K after market close today.”

For more commentary, information and details of TRNR’s strategy, as well as to sign up for direct updates, see the Company’s investor website as well as its investor deck and required filings with the US Securities & Exchange Commission (SEC).

TRNR Investor Contact
ir@interactivestrength.com

TRNR Media Contact

forme@jacktaylorpr.com

Exhibit 99.1

About Interactive Strength Inc.

Interactive Strength Inc. produces innovative specialty fitness equipment and digital fitness services under two main brands: 1) CLMBR and 2) FORME. Interactive Strength Inc. is listed on NASDAQ (symbol: TRNR).

CLMBR is a vertical climbing machine that offers an efficient and effective full-body strength and cardio workout. CLMBR's design is compact and easy to move – making it perfect for commercial or in-home use. With its low impact and ergonomic movement, CLMBR is safe for most ages and levels of ability and can be found at gyms and fitness studios, hotels, and physical therapy facilities, as well as available for consumers at home. www.clmbr.com.

FORME is a digital fitness platform that combines premium smart gyms with live virtual personal training and coaching to deliver an immersive experience and better outcomes for both consumers and trainers. FORME delivers an immersive and dynamic fitness experience through two connected hardware products: 1) The FORME Studio Lift (fitness mirror and cable-based digital resistance) and 2) The FORME Studio (fitness mirror). In addition to the company’s connected fitness hardware products, FORME offers expert personal training and health coaching in different formats and price points through Video On-Demand, Custom Training, and Live 1:1 virtual personal training. www.formelife.com.

Channels for Disclosure of Information

In compliance with disclosure obligations under Regulation FD, we announce material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via our investor relations website. Any updates to the list of disclosure channels through which we may announce information will be posted on the investor relations page on our website. The inclusion of our website address or the address of any third-party sites in this press release are intended as inactive textual references only.

Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

The Company's non-GAAP financial measure in this press release consist of Adjusted EBITDA, which we define as net (loss) income, adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; loss on debt extinguishment; vendor settlements; transaction related expenses; and IPO readiness costs and expenses.

The Company believes the above adjusted financial measures help facilitate analysis of operating performance and the operating leverage in our business. We believe that these non-GAAP financial measures are useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

▪
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;
▪
Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and
▪
Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitate period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of Adjusted EBITDA, or any other non-GAAP financial measures we may use in the future, is presented for supplemental informational purposes only and should not be considered as a substitute for, or in isolation from, our financial results presented in accordance with GAAP. Further, these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are, or may in the future be, as follows:

•
Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

Exhibit 99.1

•
Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;
•
Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;
•
Adjusted EBITDA does not reflect impairment charges for fixed assets and capitalized content, and gains (losses) on disposals for fixed assets;
•
Adjusted EBITDA does not reflect gains (loss) associated with debt extinguishments.
•
Adjusted EBITDA does not reflect gains loss on issuance of warrants.
•
Adjusted EBITDA does not reflect gains associated with vendor settlements.
•
Adjusted EBITDA does not reflect IPO readiness costs and expenses that do not qualify as equity issuance costs.
•
Adjusted EBITDA does not reflect transaction related expenses from CLMBR acquisition.
•
Adjusted EBITDA does not reflect non cash fair value gains (losses) on convertible notes, derivatives, contingent consideration, warrants and unrealized currency gains (losses).

Further, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. For example, the expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results. Because companies in our industry may calculate such measures differently than we do, their usefulness as comparative measures is limited. Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will,"," “would”, “will be”, “will continue”, “will likely result,” "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms that predict or indicate future events or trends or that are not statements of historical matters. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements include, but are not limited to, statements regarding the possibility of acquiring future businesses or completing the referenced transactions in a timely manner or at all, the financial performance of those acquisitions and the resulting guidance of having more than $50m of pro forma revenue in 2025, the utility of non-GAAP financial measures; and the anticipated features and benefits of our product and service offerings. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing to fund our operations; our ability to continue as a "going concern"; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment and CLMBR equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations (including the impact of any geopolitical risks such as regional unrest or outbreak of hostilities or war), as well as the risks and uncertainties discussed in our most recently filed annual report on Form 10-K and subsequent filings and as detailed from time to time in our SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this press release. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking

Exhibit 99.1

statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law. A further list and descriptions of these risks, uncertainties and other factors can be found in filings with the Securities and Exchange Commission. To the extent permitted under applicable law, the Company assumes no obligation to update any forward-looking statements.

Exhibit 99.1

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(unaudited)

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Net Loss	$(5,762)	$(11,402)	$(34,934)	$(51,373)
Adjusted to exclude the following:
Total other expense (income), net	1,557	145	7,276	(512)
Income tax benefit (expense)	—	—	—	—
Depreciation and amortization expense	1,375	1,596	6,480	6,527
Stock-based compensation expense (1)	805	6,174	10,252	29,944
Loss on extinguishment of debt (2)	96	—	(1,527)	—
Vendor settlements (3)	—	—	—	(2,595)
IPO readiness costs and expenses (4)	—	—	—	817
Transaction related expenses (5)	33	194	1,864	194
Adjusted EBITDA (6)	$(1,896)	$(3,293)	$(10,589)	$(16,998)

(1) Stock-based compensation expense.

(2) Loss on debt extinguishment related to the conversion of promissory notes, senior secured notes and convertible notes.

(3) Gain on forgiveness of debt related to the third-party Content Provider.

(4) Adjusts for IPO- readiness costs and expenses that do not qualify as equity issuance costs.

(5) Transaction costs related to acquisition of CLMBR, Inc and Best Efforts Offering.

(6) Please refer to the "Non-GAAP Financial Measures" section.

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue:
Fitness product revenue	$2,046	$72	$3,973	$574
Membership revenue	197	48	783	142
Training revenue	140	62	624	246
Total revenue	2,383	182	5,380	962
Cost of revenue:
Cost of fitness product revenue	(1,723)	(758)	(3,798)	(2,287)
Cost of membership	(550)	(946)	(3,318)	(3,807)
Cost of training	(520)	(96)	(1,042)	(396)
Total cost of revenue	(2,793)	(1,800)	(8,158)	(6,490)
Gross loss	(410)	(1,618)	(2,778)	(5,528)
Operating expenses:
Research and development	279	2,248	6,988	10,044
Sales and marketing	519	158	1,080	1,631
General and administrative	2,901	7,233	18,339	37,277
Total operating expenses	3,699	9,639	26,407	48,952
Loss from operations	(4,109)	(11,257)	(29,185)	(54,480)
Other (expense) income, net:
Other (expense) income, net	(450)	(24)	(956)	1
Interest expense	(977)	(206)	(7,727)	(1,588)
Gain upon debt forgiveness	—	—	—	2,595
Loss on issuance of warrants	—	—	(5,551)	—
Loss upon extinguishment of debt and accounts payable	96	—	(1,527)	—
Change in fair value of convertible notes	188	(54)	(128)	(306)
Change in fair value of earnout	—	—	1,300	—
Change in fair value of derivatives	(662)	—	(460)	—
Change in fair value of warrants	152	139	9,300	2,405
Total other (expense) income, net	(1,653)	(145)	(5,749)	3,107
Loss before provision for income taxes	(5,762)	(11,402)	(34,934)	(51,373)
Income tax expense	—	—	—	—
Net loss attributable to common stockholders	$(5,762)	$(11,402)	$(34,934)	$(51,373)
Net loss per share - basic and diluted	$(7.26)	$(3,214.88)	$(163.28)	$(16,614.85)
Weighted average common stock outstanding—basic and diluted	794,054	3,547	213,945	3,092

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share amounts)

	December 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$138	$—
Accounts receivable	1,426	1
Inventories, net	3,868	2,607
Vendor deposits	1,976	1,815
Prepaid expenses and other current assets	810	933
Total current assets	8,218	5,356
Property and equipment, net	116	444
Right-of-use-assets	415	283
Intangible assets, net	6,106	2,254
Long-term inventories, net	2,822	2,908
Vendor deposits long term	310	309
Goodwill	13,220	—
Other assets	2,963	5,248
Total Assets	$34,170	$16,802
Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$11,169	$10,562
Accrued expenses and other current liabilities	3,975	906
Operating lease liability, current portion	261	54
Deferred revenue	77	77
Loan payable current portion	8,569	5,806
Senior secured notes	—	3,096
Income tax payable	7	7
Derivatives	73	122
Convertible note payable	2,750	904
Total current liabilities	26,881	21,534
Operating lease liability, net of current portion	170	229
Warrant liabilities	4	591
Total liabilities	$27,055	$22,354
Commitments and contingencies (Note 15)
Stockholders' equity (deficit)
Series A preferred stock, par value $0.0001; 10,000,000 and 0 shares authorized as of December 31, 2024 and December 31, 2023, respectively; 4,658,737 and 0 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	1	—
Series B preferred stock, par value $0.0001; 1,500,000 and 0 shares authorized as of December 31, 2024 and December 31, 2023, respectively; 1,500,000 and 0 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	—	—
Series C preferred stock, par value $0.0001; 5,000,000 and 0 shares authorized as of December 31, 2024 and December 31, 2023, respectively; 2,861,128 and 0 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	—	—
Common stock, par value $0.0001; 900,000,000 shares authorized as of December 31, 2024 and December 31, 2023, respectively; 1,402,102 and 3,548 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	8	7
Additional paid-in capital	209,509	161,252
Accumulated other comprehensive income	183	100
Accumulated deficit	(202,586)	(166,911)
Total stockholders' equity (deficit)	7,115	(5,552)
Total liabilities and stockholders' equity (deficit)	$34,170	$16,802

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(In thousands)

	Year Ended December 31,
	2024	2023
Cash Flows From Operating Activities:
Net loss	$(34,934)	$(51,373)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign currency	(86)	265
Depreciation	467	882
Amortization	5,659	5,644
Non-cash lease expense	280	79
Inventory valuation loss and inventory step up amortization	354	825
Stock-based compensation	10,252	29,943
Fair value of warrants issued with bridge and convertible notes	—	270
Loss on extinguishment of debt and accounts payable	1,527	—
Gain upon debt forgiveness	—	(2,595)
Loss on issuance of common stock issued with Best Efforts Offering	296	—
Non-cash Interest expense	1,065	194
Amortization of debt discount	5,216	1,394
Loss on issuance of common stock issued to lender in connection with entering Equity Line of Credit Agreement	368	—
Change in fair value of convertible notes	128	306
Loss on issuance of warrants	5,894	497
Loss on exchange of warrants for equity	358	—
Change in fair value of earnout	(1,300)	—
Change in fair value of derivatives	460	(52)
Change in fair value of warrants	(9,300)	(2,405)
Changes in operating assets and liabilities
Accounts receivable	(2,049)	(1)
Inventories	1,575	(1,791)
Prepaid expenses and other current assets	186	493
Vendor deposits	(101)	1,479
Other assets	30	(9)
Accounts payable	(973)	2,084
Accrued expenses and other current liabilities	211	(1,521)
Deferred revenue	(101)	48
Operating lease liabilities	(294)	(83)
Net cash used in operating activities	(14,812)	(15,427)
Cash Flows From Investing Activities:
Acquisition of internal use software	—	(272)
Acquisition of business, cash paid, net of cash acquired	(1,463)	—
Acquisition of software and content	(212)	(1,149)
Net cash used in investing activities	(1,675)	(1,421)
Cash Flows From Financing Activities:
Payments of loans	(2,574)	—
Proceeds from loans	1,280	—
Proceeds from related party loans	650	465
Payments of related party loans	(678)	(942)
Proceeds from issuance of common stock and pre-funded warrants in best efforts offering, net of offering costs	3,701	10,820
Proceeds from issuance of common stock in registered direct offering, net of offering costs	809	—
Payments of offering costs	(90)	(2,378)
Proceeds from senior secured notes	—	4,863
Payments of senior secured notes	—	(2,000)
Redemption on convertible notes	(212)	—
Proceeds from issuance of convertible notes, net of issuance costs	4,756	2,000
Proceeds from the issuance of Class A common stock	—	4,247
Proceeds from issuance of common stock from At the Market Offering, net of issuance costs	8,376	—
Payment of extension fee with convertible note holder	(160)	—
Proceeds from the exercise of common stock options and warrants	92	30
Proceeds from the issuance of common stock from equity line of credit	389	—
Net cash provided by financing activities	16,339	17,105
Effect of exchange rate on cash	286	(483)
Net Change In Cash and Cash Equivalents	138	(226)
Cash and restricted cash at beginning of the period	—	226
Cash and restricted cash at end of period	$138	$—
Supplemental Disclosure Of Cash Flow Information:
Cash paid for Interest	1,446	—
Non-Cash Investing and Financing Information:
Property & equipment in accounts payable	18	18
Inventories in accounts payable and accrued expenses	356	815
Issuance of common stock and series B preferred stock for the acquisition of business	3,969	—
Offering costs in accounts payable and accrued expenses	18	2,781
Issuance of preferred stock through conversion of debt	15,425	—
Exercise and exchange of stock warrants	480	2,468
Conversion of convertible notes into common stock	1,949	4,521
Right-of-use assets obtained in exchange for new operating lease liabilities	—	313
Decrease in right-of-use asset and operating lease liabilities due to lease termination	—	61
Issuance of common stock from convertible notes and conversion of debt	1,321	—
Issuance of common stock from rights offering	—	202
Net exercise of options	—	323
Non cash settlement of accounts receivable and debt	750	—
Issuance of warrants with convertible note	1,800	—
Stock-based compensation capitalized in intangible asset and other assets	614	883